Exhibit 10.2

First Amendment to License & Development Agreement

               This Amendment, dated June 12, 2003 (“Amendment”), is the First Amendment to that certain License and Development Agreement, dated April 24, 2002 (the “Agreement”), between SIERRA DESIGN GROUP, a Nevada corporation with offices located at 300 Sierra Manor Drive, Reno, NV 89511 (“LICENSOR”), and WMS GAMING INC., a Delaware corporation with offices located at 800 S. Northpoint Boulevard, Waukegan, Illinois 60085 (“LICENSEE”).

          WHEREAS, the parties desire to amend the Agreement;

          THEREFORE, in consideration of the mutual promises and covenants set forth in this Amendment, the sufficiency and receipt of which is hereby acknowledged, LICENSOR and LICENSEE agree as follows:

1.	Definitions

1.1	The term “Acceptance Criteria” in Section 1a of the Agreement is deleted and replaced with the following: “Acceptance Criteria”, as it applies to the Deliverables (defined below) shall mean that (i) each Deliverable meets the Specifications (as defined below), and (ii) each Deliverable exhibits no “Major Defects” in LICENSEE’s Acceptance Testing.

1.2	Section 1 of the Agreement is amended to add the following defined term: “Major Defect,” as it relates to a particular Deliverable or to the SDG Platform Rev B, shall mean one or more conditions exists that are deemed by the appropriate gaming regulators in any of Nevada, Mississippi or New Jersey or by GLI, as applicable, as preventing regulatory approval, including, without limitation: [*]. Major Defects shall specifically exclude those errors defined as “Minor Defects.”

1.3	Section 1 of the Agreement is amended to delete in their entirety the terms “Critical Defect” and “Serious Defect”. The Agreement, together with all of its Exhibits and Schedules, are further amended to substitute throughout the term “Major Defect” for all references, whether combined or singular, to “Critical Defect” and “Serious Defect” and all conforming changes necessary to effect such substitution are hereby deemed made as if set forth here in full.

1.4	Section 1 of the Agreement is amended to add the following term: “Final Load,” with respect to [*] (as defined below), shall mean [*].

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

With respect to [*] (as defined below), “Final Load” shall mean [*]. Such subsequent test plans will be comparable in scope and detail as the test plans for [*].

1.5	Section 1 of the Agreement is amended to add the following term: “[*]” shall mean [*], and such other functionality as the parties may mutually agree. LICENSOR agrees to use best commercial efforts to include [*] in [*], but it shall not constitute a Deliverable for [*].

1.6	Section 1 of the Agreement is amended to add the following term: "[*]” shall mean [*] and such other functionality as the parties may mutually agree.

1.7	“GLI” shall mean Gaming Laboratories Inc.

1.8	“New Bonus Amounts” shall mean, with respect to [*], the Bonus amounts as set forth in Annex 3.4 (which aggregate to [*]) and, with respect to [*], the Bonus amounts associated with all of the parts of Milestone 4D as set forth in Annex 3.4 (which aggregate to [*]).

1.9	“Original Bonus Amounts” shall mean the Bonus amounts associated with Milestones 1A, Milestones 2A-2E, Milestones 3A-3B, and Milestones 4A-4B (as modified) (which aggregate to [*]).

1.10	“Pre-Submission Milestones” shall mean, with respect to [*], Milestones 4C-1 through 4C-2 and, with respect to [*], Milestones 4D-1 through 4D-3.

2.	Independent Development

2.1	Section 4d of the Agreement is deleted in its entirety and replaced with the following: “To the extent possible, and in an effort to expedite the development process, when the Deliverables for a given Milestone are suitable for LICENSOR’s Quality Assurance procedures (“QA”) before the Milestone date, LICENSOR shall provide a copy of the Deliverables to LICENSEE such that QA testing can be started.”

2.2	Section 4f of the Agreement is deleted in its entirety and replaced with the following:

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

“As part of the QA process, LICENSOR and LICENSEE will agree upon a QA test plan and test schedule. The test schedule will outline “ATR and blockage resolution” and “Regression Testing” phases. During these test phases, LICENSEE will promptly notify LICENSOR of defects discovered (“Statement of Defects”), and LICENSOR will promptly fix all Major Defects. Another drop will be delivered by LICENSOR fixing such Major Defects, and LICENSEE will then promptly verify that the Major Defects have been fixed. All Minor Defects shall be fixed and verified in a timely manner in accordance with a schedule to be mutually determined by the parties on a case-by-case basis. It is the intention of the parties to move forward with the QA process as quickly as possible. Notwithstanding this paragraph, in the event of conflict between the QA schedule and the Milestones set forth in Exhibit C, Exhibit C shall control. When verifying whether defects have been fixed, LICENSEE will consider in good faith input provided by LICENSOR on the regression suites required for such verification; provided, however, that LICENSEE shall make, in its sole judgment, the final determination of the regression suites to be used or whether full regression testing is required to verify the correction of a Deliverable.”

3.	Milestones (Exhibit C)

3.1	The Bonus for Milestone 4B on Exhibit C is deleted and replaced with [*]

3.2	The Bonuses applicable to Milestones 1A, 2A, 2B, 2C, 2D, 2E, 3A, 3B, 4A, and 4B (as amended) are [*], subject to application of Paragraph B of Exhibit D (Penalties).

3.3	The Bonuses applicable to Milestones 3C and 3D are [*].

3.4	Milestones 4C and 4E on Exhibit C are deleted in their entirety and replaced by the Milestones for [*] and [*] set forth on Annex 3.4 hereto.

3.5	The aggregate Bonus of [*] for [*] and [*] set forth in Exhibit C remains allocated to [*] and [*]. LICENSOR and LICENSEE agree to negotiate in good faith to reach an agreement on or before [*] with respect to the functionality, deliverables, and milestones for [*] and [*].

4.	Bonus License Fees and Penalties (Exhibit D)

4.1	Paragraph A.1 of Exhibit D is amended by deleting everything after the first sentence and adding the following: “Bonuses for Milestones as set forth in Exhibit C may only be earned (in whole or in part) if the Acceptance Criteria has been met (or deemed met) by the applicable Milestone Date set forth in Exhibit C.”

4.2	Paragraph A.4 of Exhibit D is deleted in its entirety and replaced with the following: “Subject to this Paragraph A and Paragraph B herein, Bonuses associated with Milestones 4C and 4D set forth in Exhibit C will be deemed earned as follows:

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[*] GLI Approval

The Bonus associated with GLI approval for [*] shall consist of [*] of the Bonus associated with the [*] Milestones plus the Bonuses associated with each of Milestones 4C-3a (GLI submission) and 4C-4a (GLI approval) to the extent each such Milestone date is met without delay. In the event that either or both of the [*] Milestones and/or the regulatory submission Milestone for GLI (Milestone 4C-3a) are not met, but the GLI regulatory approval Milestone for [*] (Milestone 4C-4a) is met, there shall be no Bonus recovery for any portion of such pre-approval Milestones attributed to GLI for [*]. If the GLI approval letter for [*] is not received by the GLI approval Milestone (Milestone 4C-4a) for any reason, then the Bonus for such Milestone will not earned. For purposes of determining whether the GLI approval Milestone is met for [*], the provisions of the last sentence of Section 4.h of the Agreement and Paragraph B.2(d) of this Exhibit D shall not apply. LICENSOR and LICENSEE shall use best commercial efforts to gain approval for [*] from GLI.

[*] NV, MS and NJ Submissions

Notwithstanding the provisions of Paragraph A.1 above, if any of the Pre-Submission Milestones for [*] are not met, but the Milestone Date for regulatory submission of [*] to Nevada (Milestone 4C-3b), Mississippi (Milestone 4C-3c) or New Jersey (Milestone 4C-3d) is met with no delay, then [*] of the New Bonus Amounts attributed to the Pre-Submission Milestones for [*] and the submittal Bonus for Nevada, Mississippi or New Jersey, as applicable, shall be deemed to be [*] earned with respect to Nevada, Mississippi or New Jersey, as applicable, it being understood that no submittals shall take place unless and until the Acceptance Criteria for all of the prior Deliverables has been met.

[*] New Jersey Approval

Notwithstanding the provisions of Paragraph A.1 above, if any of the Pre-Submission Milestones for [*] are not met, but the Milestone Date for regulatory submission of [*] to New Jersey (Milestone 4D-4a) is met with no delay, then [*] of the New Bonus Amounts attributed to the Pre-Submission Milestones for [*] and the submittal Bonus for New Jersey shall be deemed to be [*] earned, it being understood that no submittals shall take place unless and until the Acceptance Criteria for all of the prior Deliverables has been met. If the New Jersey approval letter for [*] is received by LICENSEE on or before [*] following the New Jersey approval Milestone Date (Milestone 4D-5a), then the Bonus for such Milestone shall be deemed to be [*] earned; if the New Jersey approval letter for [*] is not received within [*] after the New Jersey approval Milestone Date (Milestone 4D-5a) for any reason, then the Bonus for such Milestone will not earned. For purposes of determining whether the New Jersey approval Milestone is met for [*], the provisions of the last sentence of Section 4.h of the Agreement and Paragraph B.2(d) of this Exhibit D shall not apply. LICENSOR and LICENSEE shall use best commercial efforts to gain approval for [*] from New Jersey.

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[*] GLI, NV and MS Submittals

Notwithstanding the provisions of Paragraph A.1 above, if any of the Pre-Submission Milestones for [*] are not met, but the Milestone Date for regulatory submission of [*] to GLI (Milestone 4D-4b), Nevada (Milestone 4D-4c), or Mississippi (Milestone 4D-4d) is met with no delay, then [*] of the New Bonus Amounts attributed to the Pre-Submission Milestones for [*] and the submittal Bonus for GLI, Nevada, or Mississippi, as applicable, shall be deemed to be [*] earned with respect to Nevada, Mississippi or New Jersey, as applicable, it being understood that no submittals shall take place unless and until the Acceptance Criteria for all of the prior Deliverables has been met. LICENSOR and LICENSEE shall use best commercial efforts to gain approval for [*] from GLI, Nevada and Mississippi.”

4.3	Paragraph A.5 of Exhibit D is deleted in its entirety and replaced with the following:

“Subject to the provisions of Paragraph B of this Exhibit D, an amount equal to the sum of [*] of the Original Bonus Amounts, [*] of any earned New Bonus Amounts attributed to the Pre-Submission Milestones for [*], and, to the extent earned, the submittal Bonus for [*] to GLI (Milestone 4C-3a) and the GLI approval Bonus for [*] (Milestone 4C-4a) shall be paid to LICENSOR within [*] of completion of such GLI approval Milestone for [*].

Subject to the provisions of Paragraph B of this Exhibit D, an amount equal to the sum of [*] of the Original Bonus Amounts, [*] of any earned New Bonus Amounts attributed to the Pre-Submission Milestones for [*] and, to the extent earned, the submittal Bonus for [*] to Nevada or Mississippi, as applicable, shall be paid to LICENSOR within [*] of completion of the corresponding approval Milestone for [*] for Nevada or Mississippi (Milestone 4C-4b or Milestone 4C-4c). In the event that LICENSEE elects to substitute [*] for [*] in either or both Nevada or Mississippi, payment of any Bonuses earned in connection with [*] for such jurisdiction shall be paid within [*] of completion of the corresponding approval Milestone for [*] (Milestones 4D-5c and 4D-5d).

Subject to the provisions of Paragraph B of this Exhibit D, an amount equal to the sum of [*] of the Original Bonus Amounts, [*] of any earned New Bonus Amounts attributed to the Pre-Submission Milestones for [*], of any earned New Bonus Amounts attributed to the Pre-Submission Milestones for [*], and, to the extent earned, the submittal Bonus for both [*] and [*] to New Jersey (Milestones 4C-3d and 4D-4a) and the New Jersey approval Bonus for [*] (Milestone 4D-5a) shall be paid to LICENSOR within [*] of completion of such New Jersey approval Milestone for [*].

Subject to the provisions of Paragraph B of this Exhibit D, an amount equal to the sum of [*] of any earned New Bonus Amounts attributed to the Pre-Submission Milestones for [*] and, to the extent earned, the submittal Bonus for [*] to GLI, Nevada or Mississippi, as applicable, shall be paid to LICENSOR within [*] of completion of the corresponding

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

approval Milestone for [*] for GLI, Nevada, and Mississippi (Milestones 4D-5b, 4D-5c and 4D-5d, as applicable).”

4.4	Paragraph B.2(a) of Exhibit D is deleted in its entirety and replaced with the following: “The maximum amount of the penalty is a [*] reduction in the applicable earned Bonus Pool (as defined below) plus a Refund of [*] (the “Maximum Penalty”). With respect to either the [*] or [*] Trigger Dates (as defined below), the applicable earned Bonus Pool shall be calculated as follows:

		Bonus Pool	Trigger
Sell Version	Jurisdiction(s)	(To the extent earned)	Date

[*]

4.5	Paragraph B.2(b) of Exhibit D is deleted in its entirety and replaced with the following:

In the event that the [*] for GLI approval (Milestone 4C-4a) is missed for any reason, the penalty, if any, which is actually assessed will be calculated using the original GLI approval Milestone Date of [*]. Approval by GLI means the first GLI approval for any GLI jurisdiction. In the event that the [*] regulatory submission to any of Nevada, Mississippi, and New Jersey is missed, the penalty, if any, which is actually assessed for any such jurisdiction, will be calculated based on the corresponding submittal Milestone Dates for [*] set forth in Exhibit C (Milestones 4C-3b, 4C-3c, and 4C-3d). The [*] GLI approval Milestone Date (Milestone 4C-4a) and the [*] submission Milestone Dates for Nevada, Mississippi and New Jersey are referred to as the “Trigger Dates”, applicable to [*].

In the event the [*] regulatory submission Milestone Dates for any of New Jersey, GLI, Nevada, and Mississippi (Milestones 4D-4a, 4D-4b, 4D-4c, and 4D-4d) is missed, the penalty, if any, which is actually assessed for any such jurisdiction, will be calculated based on such submittal Milestone Dates for [*] set forth in Exhibit C. The [*] submission Milestone Dates for New Jersey, GLI, Nevada and Mississippi are referred to as the “Trigger Dates for [*].”

The Agreement, together with all of its Exhibits and Schedules, are further amended to substitute throughout the term “Trigger Date” for all references to “Approval Date” and all conforming changes necessary to effect such substitution are hereby deemed made as if set forth here in full.

4.6	Paragraph B.2(c) of Exhibit D is deleted in its entirety and replaced with the following:

“With respect to each of the jurisdictions, considered separately, for each of [*] and [*],

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

the following penalties shall be assessed cumulatively, as described below, against the applicable Bonus Pool for each jurisdiction:

Delay after the applicable Trigger
Date for each Jurisdiction	Penalty

On or before the Trigger Date	None

[*] after the Trigger Date	[*]

Each additional [*] up to and including [*] late	[*]

[*] late	[*]

Each additional [*] up to and including [*] late	[*]

Each additional [*] up to exactly [*] late solely with respect to GLI approval for [*], and NJ, NV and MS submission for [*]	[*]

Notwithstanding the foregoing, upon substitution of [*] for [*] in New Jersey and, in the event that LICENSEE elects to substitute [*] for [*] in either or both Nevada or Mississippi, upon such substitution in Nevada or Mississippi, any delay incurred in submission (calculated pursuant to Paragraph B.2(d) below) shall be deemed locked as of the date of submission of the substitute [*] for purposes of calculating any penalty that may be charged against the applicable Bonus Pool for [*]. In the event of substitution of [*] for [*], it is the intention of the parties that any penalties resulting from delays incurred in submission of [*] (calculated pursuant to Paragraph B.2(d) below) only be charged against the applicable Bonus Pool for [*].

4.7	Paragraph B.2(d) of Exhibit D is deleted in its entirety and replaced with the following:

“The following shall apply in determining the amount of any penalty that may be assessed against the applicable Bonus Pool for any jurisdiction with respect to either [*] or [*]:

In the event that the actual receipt of the approval letter from GLI for [*] is after the Milestone Date of [*] for any reason, then penalties will be deemed to have begun accruing against the applicable Bonus Pool as of [*]. For example purposes only, if the actual receipt date of the [*] GLI approval letter is [*], the approval will be deemed to be [*] late for purposes of calculating the applicable penalty.

With respect to [*] submission for New Jersey, Nevada and Mississippi and with respect to [*] submission for all jurisdictions, the aggregate delay after the applicable Trigger Date shall be deemed to equal the sum of (i) the number of [*] after the applicable submission Milestone Date that [*] or [*], as applicable, is actually submitted to the

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

applicable jurisdiction, and (ii) any delay incurred as a result of Major Defects arising with respect to the Licensed Property (excluding Defects solely caused by LICENSEE’s game development and Top Box development) after such submission, such delay being calculated as the number of [*] from the time LICENSOR is notified of such Major Defect to the date the fix for such Defect is submitted to LICENSEE. For example purposes only, if the actual submission of [*] to Nevada is [*] and, following submission, LICENSOR is notified on [*] of a Major Defect, which LICENSOR fixes and such fix is submitted to LICENSEE on [*], and subsequently, Nevada approves [*] without further delay, the Nevada [*] submission will be deemed to have been [*] late.

4.8	Paragraph B.2(e) of Exhibit D is deleted in its entirety and replaced with the following: “Notwithstanding anything to the contrary herein, including (d) above, if the actual Trigger Date for any of the jurisdictions is [*] or more late, then the penalty shall be a [*] reduction in the applicable Bonus Pool for such Trigger Date and, with respect to [*] only, if the actual Trigger Date for any of the jurisdictions is [*] or more late, the Refund owed by LICENSOR to LICENSEE shall equal an amount from [*] for a single jurisdiction up to [*] for all jurisdictions.”

5.	GLI Pre-Submission

5.1	LICENSOR and LICENSEE agree to pre-submit [*] to GLI by [*], which pre-submission will include set up, training, documentation and initiation base testing.

6.	Miscellaneous

6.1	Except as specifically modified or amended by the Amendment, all of the terms and conditions of the Agreement are unmodified and shall remain in full force and effect. In the event of conflict between the terms of the Agreement and this Amendment, this Amendment shall control.

6.2	This Amendment may be executed in any number of counterparts, each of which shall be deemed to constitute but one and the same instrument.

6.3	Captions contained in this Amendment are inserted only as a matter of convenience and reference. Such captions shall not be construed to define, limit, extend or describe the intent of any provision of this amendment.

          IN WITNESS WHEREOF, the parties hereto, have by their duly authorized representatives executed this Agreement as of the day and year first above written.

SIERRA DESIGN GROUP		WMS GAMING INC.

By:	/s/ Robert A. Luciano, Jr.	By:	/s/ Brian R. Gamache

Name: Robert A. Luciano, Jr.		Name: Brian R. Gamache
Title: President		Title: President & CEO

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ANNEX 3.4
MILESTONES

Number	Date	Milestone	Bonus

[*]

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.